Income tax	12 Months Ended
Dec. 31, 2018
Income Taxes [Abstract]
Income tax
Income tax

	For the year ended December 31,
(In $ million)	2018	2017	2016
Current tax (expense) benefit
Current year	(128)	(201)	(123)
Adjustments for prior years	(2)	2	(1)
	(130)	(199)	(124)
Deferred tax (expense) benefit
Origination and reversal of temporary differences	83	100	16
Recognition of previously unrecognized tax losses and temporary differences	—	24	—
Adjustments for prior years	7	(6)	3
	90	118	19
Income tax (expense) benefit	(40)	(81)	(105)

In addition to the above amounts, the Group has recognized tax expense of $10 million directly in other comprehensive income for the year ended December 31, 2018 (2017: $25 million tax expense; 2016: $45 million tax expense).

9.1    Reconciliation of income tax expense

	For the year ended December 31,
(In $ million)	2018	2017	2016
Profit (loss) from continuing operations before income tax	35	521	272
Income tax using the New Zealand tax rate of 28%	(10)	(146)	(76)
Effect of tax rates in foreign jurisdictions	(16)	(57)	(21)
Non-deductible expenses and permanent differences	(17)	(30)	(14)
Tax exempt income and income at a reduced tax rate	6	9	2
Goodwill impairment	(28)	—	—
Currency translation (gain) loss	(1)	25	11
Domestic manufacturing deduction	—	13	13
Withholding tax	(6)	(10)	(5)
Withholding tax related to prior periods	(7)	—	—
Deemed mandatory repatriation	—	(5)	—
Tax rate modifications	15	339	—
Write-off of previously recognized deferred tax assets	—	(228)	—
Recognition of deferred tax asset for previously unrecognized tax losses	—	24	—
Change in unrecognized tax losses and temporary differences	5	(21)	(15)
Tax on unremitted earnings	(2)	9	(1)
Tax uncertainties	12	(4)	1
Over (under) provided in prior periods	5	(4)	2
Other	4	5	(2)
Total income tax (expense) benefit	(40)	(81)	(105)

9.2    Changes in U.S. federal tax legislation and provisionally determined amounts

On December 22, 2017, the President of the United States signed into law the Tax Cuts and Jobs Act (the "Act"). In general, the Act (i) reduces the U.S. federal tax rate from a maximum of 35% to a flat rate of 21%, effective January 1, 2018; (ii) introduces amendments restricting the Group’s ability to utilize the benefit of previously disallowed interest expense; (iii) imposes a deemed mandatory repatriation tax on certain deferred foreign earnings of the Group while introducing a participation exemption tax system; and (iv) on a prospective basis, starting with the year ending December 31, 2018, changes the computation of the Group’s U.S. federal income tax, including the introduction of new components of income tax which may apply to the Group.

As of December 31, 2017, the Group has recognized provisional tax impacts based on reasonable estimates. These reasonable estimates are incorporated in the (i) remeasurement of deferred taxes from a tax rate of 35% to 21%; (ii) evaluation of whether the existing deferred tax asset associated with carried forward interest deductions continues to exist after December 31, 2017; and (iii) quantification of the transition tax associated with the introduction of the participation exemption tax system.

As detailed in note 9.1, the reduction in the U.S. federal tax rate from 35% to 21% has resulted in a tax benefit of $339 million that is recognized in the income statement for the year ended December 31, 2017. The reduction in the U.S. federal tax rate from 35% to 21% has also resulted in a tax benefit of $42 million for the year ended December 31, 2017 that has been recognized directly in equity.

As of December 31, 2016, the Group had recognized a deferred tax asset of $562 million in respect of the expected future benefit from carried forward interest deductions. The Group has provisionally determined that it is more likely than not that the benefit will continue to be available under the Act. However, as the Act introduces new restrictions on the ability to claim interest deductions, the Group has provisionally determined that the future benefit that is probable of recovery is significantly less than the previously recognized deferred tax asset. This has resulted in a provisionally determined tax expense of $228 million for the year ended December 31, 2017, which reflects the Group’s current interpretations as to how future adjusted taxable income will be computed, and the overall estimated impact of the Act on projections of taxable income.

As detailed in note 9.1, the Group has recognized tax expense of $5 million for the estimated liability arising from the deemed mandatory repatriation of earnings associated with the introduction of a participation exemption tax system. This estimated amount includes provisional interpretations as to how foreign earnings and profits should be measured on an interim basis.

During the year ended December 31, 2018, the Group finalized these provisionally determined amounts.  There were no significant changes to any previously determined provisional amounts.

9.3    Current tax assets and liabilities

Current tax assets of $14 million as of December 31, 2018 (2017: $14 million) represent the amount of income taxes recoverable with respect to current and prior years and arise from the payment of tax in excess of the amounts due to the relevant tax authorities. Current tax liabilities of $27 million as of December 31, 2018 (2017: $44 million) represent the amount of income taxes payable with respect to current and prior years.

9.4    Movement in recognized deferred tax assets and liabilities

(In $ million)	Derivatives	Property, plant and equipment	Intangible assets	Employee benefits	Tax loss carry-forwards	Interest	Other items	Net deferred tax assets (liabilities)
Balance as of January 1, 2017	(99)	(556)	(1,711)	492	97	562	141	(1,074)
Recognized in profit or loss	26	197	612	(214)	(12)	(450)	(41)	118
Recognized in equity	—	—	—	(20)	—	—	(5)	(25)
Other	—	(1)	(3)	—	—	—	3	(1)
Balance as of December 31, 2017	(73)	(360)	(1,102)	258	85	112	98	(982)
Recognized in profit or loss	73	(15)	48	20	(18)	9	(27)	90
Recognized in equity	—	—	—	(10)	—	—	3	(7)
Other	—	(1)	2	1	(2)	—	5	5
Balance as of December 31, 2018	—	(376)	(1,052)	269	65	121	79	(894)

	As of December 31,
(In $ million)	2018	2017
Included in the statement of financial position as:
Deferred tax assets - non-current	28	32
Deferred tax liabilities - non-current	(922)	(1,014)
Total recognized net deferred tax liabilities	(894)	(982)

9.5    Unrecognized deferred tax liabilities

To the extent that dividends are expected to be remitted from overseas subsidiaries, joint ventures and associates, and would result in additional income taxes payable, appropriate amounts have been provided for in the statements of financial position. No deferred tax liabilities have been provided for unremitted earnings of the Group's overseas subsidiaries when these amounts are considered permanently reinvested in the businesses of these subsidiaries. As of December 31, 2018, the unrecognized deferred tax liabilities associated with unremitted earnings totaled approximately $63 million.

9.6    Unrecognized deferred taxes

	As of December 31,
(In $ million)	2018	2017
Deductible (taxable) temporary differences	284	239
Tax losses	294	344
Total unrecognized deferred tax assets	578	583

The tax losses of the Group expire over different time intervals depending on local jurisdiction requirements. Certain deductible temporary differences do not expire under current tax legislation in the jurisdiction where the differences arose. Deferred tax assets have not been recognized with respect to these items because it is not probable that future taxable profit will be available against which the Group can utilize the benefit.